As filed with the Securities and Exchange Commission on April 30, 2014

Securities Act File No. 33-61254

Investment Company Act File No. 811-07644

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 26	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 28	☒

GABELLI CAPITAL SERIES FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

One Corporate Center, Rye, New York 10580-1422

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1-800-422-3554

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and Address of Agent for Service)

Copies to:

Andrea R. Mango, Esq.	Michael R. Rosella, Esq.
Gabelli Capital Series Funds, Inc.	Paul Hastings LLP
One Corporate Center	75 East 55th Street
Rye, New York 10580-1422	New York, New York 10022-3205

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b); or
☐	on pursuant to paragraph (b); or
☐	60 days after filing pursuant to paragraph (a)(1); or
☐	on pursuant to paragraph (a)(1); or
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

April 30, 2014

GABELLI CAPITAL

ASSET FUND

A Portfolio of Gabelli Capital Series Funds, Inc.

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

GABELLI CAPITAL ASSET FUND

SUMMARY

Investment Objectives:

The Fund’s primary goal is to seek growth of capital. The Fund’s secondary goal is to produce current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Fee and expense information does not reflect separate account or variable insurance contract fees and charges. If such fees and charges were reflected, fees and expenses would be higher than those shown.

Shareholder Fees (fees paid directly from your investment):

There are no Shareholder Fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	1.00%
Other Expenses	0.13%

Total Annual Fund Operating Expenses	1.13%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$115	$359	$622	$1,375

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of companies (common stock, preferred stock, and securities that may be converted at a later time into common stock) that are selling in the public market at a significant discount to their “private market value.” Private market value is the value that Gabelli Funds, LLC, (the “Adviser”), the Fund’s investment adviser, believes informed investors would be willing to pay for a company. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The Adviser also considers changes in economic and political outlooks as well as individual corporate developments. The Fund may invest in companies of any size and from time to time may invest

2	GABELLI CAPITAL ASSET FUND

primarily in companies with large, medium, or small market capitalizations. The Adviser will sell any Fund investments that lose their perceived value when compared with other investment alternatives.

Holders of equity securities only have rights to value in the issuer after all issuer debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund may also buy warrants, which are rights to purchase securities at a specified time at a specified price.

The Fund may also use the following techniques as principal investment strategies:

•

Corporate Reorganizations.  Subject to the diversification requirements of its investment restrictions, the Fund may invest up to 35% of its total assets in securities for which a tender or exchange offer has been made or announced and in the securities of companies for which a merger, consolidation, liquidation, or similar reorganization proposal has been announced. The Adviser will only invest in such securities if it is likely that the amount of capital appreciation will be significantly greater than the added expenses of buying and selling securities on a short term basis. The 35% limitation does not apply to the securities of companies that may be involved in simply consummating an approved or agreed upon merger, acquisition, consolidation, liquidation, or reorganization.

•	Foreign Securities. The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

Principal Risks

You May Want to Invest in the Fund if:

•	you are a long term investor
•	you seek both growth of capital and some current income
•	you believe that the market will favor value over growth stocks over the long term
•	you wish to include a value strategy as a portion of your overall investments

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Your investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth less than what you paid for them.

The principal risks of investing in the Fund are:

•

Equity Risk.  Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•	Management Risk. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

•	Merger Risk. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, or reorganization proposal sell at a premium to their

GABELLI CAPITAL ASSET FUND	3

historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period.

•

Foreign Securities Risk.  Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

•

Convertible Securities Risk.  Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock.

•

Large-Capitalization Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Small and Mid-Capitalization Risk.  Risk is greater for the securities of small and mid-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.

•

Interest Rate Risk, Maturity Risk, and Credit Risk.  When interest rates decline, the value of the portfolio’s debt securities generally increases. Conversely, when interest rates rise, the value of the portfolio’s debt securities generally declines. The magnitude of the increase or decline will often be greater for longer term debt securities than shorter term debt securities. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant. It is also possible that the issuer of a debt security will not be able to make interest and principal payments when due.

4	GABELLI CAPITAL ASSET FUND

•	Credit Quality Risk. Lower rated convertible securities are subject to greater credit risk, greater price volatility, and a greater risk of loss than investment grade securities.

•

Warrant Risk.  The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof.

•

Pre-Payment Risk.  The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to invest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return, and share price.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

GABELLI CAPITAL ASSET FUND

(Total Returns for the Years Ended December 31)

Performance information does not reflect separate account or variable insurance contract fees and charges. If such fees and charges were

GABELLI CAPITAL ASSET FUND	5

reflected, the Fund’s returns would be lower than those shown. During the periods shown in the bar chart, the highest return for a quarter was 22.29% (quarter ended June 30, 2009) and the lowest return for a quarter was (24.28)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the years ended December 31, 2013)	Past One Year	Past Five Years	Past Ten Years
Gabelli Capital Asset Fund	37.53%	23.01%	10.16%
Standard & Poor’s (“S&P”) 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%

Management

The Manager.  Guardian Investor Services LLC supervises the performance of administrative and professional services provided to the Fund by others.

The Adviser.  Gabelli Funds, LLC serves as the Adviser to the Fund.

The Portfolio Manager.  Mr. Mario J. Gabelli, CFA, Chairman, Chief Investment Officer — Value Portfolios of the Adviser has served as Portfolio Manager of the Fund since its inception on May 1, 1995.

Purchase and Sale of Fund Shares

You may invest in the Fund only by purchasing certain variable annuity and variable insurance contracts (“Contracts”) issued by various insurance companies (“Insurance Companies”). The Fund continuously offers its shares to the Insurance Companies’ separate accounts at the net asset value per share (“NAV”) next determined after a proper purchase request has been received by the Insurance Companies. The Insurance Companies then offer to owners of the Contracts (“Contractowners”) units in separate accounts which directly correspond to shares in the Fund. The Insurance Companies submit purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions, and surrender or partial withdrawal requests which are furnished to the Insurance Companies by such Contractowners. The Fund redeems shares from the Insurance Companies’ separate accounts at the NAV next determined after receipt of a redemption order from the Insurance Companies.

Because the Fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, the Fund is dependent on the rights, ability, and willingness of these participating insurance companies to limit frequent trading in Fund shares.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains to shareholders who are holding the shares in a taxable account. Distributions made by the Fund to an insurance company separate account, and exchanges and redemptions of Fund shares made by a separate account, ordinarily do not cause the corresponding contract owners to recognize income or gain for federal income tax purposes. For more information, turn to “Dividends, Distributions, and Taxes.”

6	GABELLI CAPITAL ASSET FUND

INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES, AND RELATED RISKS

Investment Objectives:

The primary investment objective of the Fund is growth of capital, and current income is a secondary objective. The investment objectives of the Fund are fundamental and may not be changed without shareholder approval.

Investment Strategies and Related Risks

The Fund’s assets will be invested primarily in a broad range of readily marketable equity securities of: common stock, preferred stock, and securities that may be converted at a later time into common stock, that are selling in the public market at a significant discount to their “private market value.” Private market value is the value that the Fund’s Adviser believes informed investors would be willing to pay for a company. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The Adviser also considers changes in economic and political outlooks as well as individual corporate developments. The Fund may invest in companies of any size and from time to time may invest primarily in companies with large, medium or small market capitalizations. The Adviser will sell any Fund investments that lose their perceived value when compared with other investment alternatives. Holders of equity securities only have rights to value in the issuer after all issuer debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund may also buy warrants, which are rights to purchase securities at a specified time at a specified price.

The Fund may also use the following techniques as principal investment strategies:

•

Defensive Investments.  When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include high grade debt securities, obligations of the U.S. government and its agencies and instrumentalities, and high quality short term money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal.

•

Corporate Reorganizations.  Subject to the diversification requirements of its investment restrictions, the Fund may invest up to 35% of its total assets in securities for which a tender or exchange offer has been made or announced and in the securities of companies for which a merger, consolidation, liquidation, or similar reorganization proposal has been announced. The Adviser will only invest in such securities if it is likely that the amount of capital appreciation will be significantly greater than the added expenses of buying and selling securities on a short term basis. The 35% limitation does not apply to the securities of companies that may be involved in simply consummating an approved or agreed upon merger, acquisition, consolidation, liquidation, or reorganization.

•	Foreign Securities. The Fund may invest up to 25% of its total assets in the securities (common stock, preferred stock, and

GABELLI CAPITAL ASSET FUND	7

securities that may be converted at a later time into common stock) of non-U.S. issuers.

The Fund may also engage in other investment practices in order to achieve its investment objectives. These are discussed in the Statement of Additional Information (“SAI”), which may be obtained by calling 800-Gabelli (800-422-3554), or your financial intermediary.

The principal risks of investing in the Fund are:

•

Equity Risk.  Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances. These fluctuations may cause a security to be worth less than it was worth when it was purchased by the Fund. Because the value of securities, and thus shares of the Fund, could decline, you could lose money.

•

Management Risk.  If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline. In addition, the portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

•

Merger Risk.  In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period. The Fund’s return also could be adversely impacted to the extent that the Adviser’s strategies fail to identify companies for investment by the Fund that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case the Fund may lose money. In addition, if a transaction takes a longer time to close than the Adviser originally anticipated, the Fund may realize a lower than expected rate of return.

•	Foreign Securities Risk. A fund that invests outside the United States carries additional risks that include:

•	Currency Risk. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Information Risk. Key information about an issuer, security, or market may be inaccurate or unavailable.

•	Political Risk. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry.

8	GABELLI CAPITAL ASSET FUND

•	Access Risk. The risk that some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors.

•	Liquidity Risk. Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

•

Convertible Securities Risk.  The Fund may invest in convertible securities which may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock; however, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by the Fund in convertible debt securities are not subject to any ratings restrictions, although the Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Fund should invest and/or continue to hold the securities. The credit standing of the issuer and other factors may have an effect on a convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure, but are usually subordinated to comparable non-convertible securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

•

Large-Capitalization Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Small and Mid-Capitalization Risk.  Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such secu-

GABELLI CAPITAL ASSET FUND	9

rities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•

Interest Rate Risk, Maturity Risk, and Credit Risk.  When interest rates decline, the value of the portfolio’s debt securities generally increases. Conversely, when interest rates rise, the value of the portfolio’s debt securities generally declines. The magnitude of the increase or decline will often be greater for longer term debt securities than shorter term debt securities. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant. It is also possible that the issuer of a debt security will not be able to make interest and principal payments when due.

•

Credit Quality Risk.  Lower rated convertible securities are subject to greater credit risk, greater price volatility, and a greater risk of loss than investment grade securities. There may be less of a market for lower rated convertible securities, which could make it harder to sell them at an acceptable price.

•

Warrant Risk.  Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof.

•

Pre-Payment Risk.  The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a convertible security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to invest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return, and share price.

Portfolio Holdings.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

MANAGEMENT OF THE FUND

The Manager.  Guardian Investor Services LLC (the “Manager”), located at 7 Hanover Square, New York, New York 10004, supervises the performance of administrative and professional services provided to the Fund by others, including the Adviser and BNY Mellon Investment Servicing (US) Inc., the sub-administrator of the Fund (the “Sub-Administrator”). The Manager also pays the fees of the Adviser. The Manager and its majority-owned subsidiary provide investment advisory services to 32 funds with aggregate assets of over $20.5 billion as of March 31, 2014.

10	GABELLI CAPITAL ASSET FUND

As compensation for its services and the related expenses borne by the Manager, for the fiscal year ended December 31, 2013, the Fund paid the Manager a fee equal to 1.00% of the value of the Fund’s average daily net assets.

Gabelli Capital Series Funds, Inc. (the “Company”), of which the Fund is the sole series, the Manager, The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the Adviser, and G.distributors, LLC, the Fund’s distributor (the “Distributor”) have entered into a participation agreement regarding the offering of the Fund’s shares as an investment option for variable annuity and variable life contracts issued by GIAC. In addition, the Company, the Adviser, and the Distributor have entered into separate participation agreements with other insurance companies relating to the Fund’s shares as investment options for other variable annuity and variable life contracts.

The Adviser.  Pursuant to an Investment Advisory Agreement among the Fund, the Manager, and the Adviser, the Adviser, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, manages the Fund’s assets in accordance with the Fund’s investment objectives and policies. The Adviser makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, and provides investment research. The Adviser also supervises the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and directors of the Fund who are its affiliates. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the New York Stock Exchange (“NYSE”).

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 2013, the Manager paid the Adviser an annual fee equal to 0.75% of the value of the Fund’s average daily net assets.

Regulatory Matters. On April 24, 2008, the Adviser entered into a settlement with the Securities and Exchange Commission (“SEC”) to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material

GABELLI CAPITAL ASSET FUND	11

adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

The Fund’s semiannual report to shareholders for the period ended June 30, 2013, contains a discussion of the basis of the Board of Directors’ (the “Board”) determination to continue the management agreements with the Adviser and the Manager as discussed above and the Fund’s semiannual report to shareholders for the period ending June 30, 2014 will contain a discussion of the basis of the Board’s February 2014 determination to continue such management agreements.

The Portfolio Manager.  Mr. Mario J. Gabelli, CFA, is responsible for the day to day investment management of the Fund. Mr. Gabelli is Chairman and Chief Executive Officer of GBL and Chief Investment Officer - Value Portfolios of GBL, Gabelli Funds, LLC, and GAMCO Asset Management, Inc., another wholly owned subsidiary of GBL, Chief Executive Officer and Chief Investment Officer of GGCP, Inc., and an officer or director of other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.

The Fund’s SAI provides additional information about Mr. Gabelli’s compensation, other accounts managed by him, and his ownership of securities in the funds he manages.

INDEX DESCRIPTION

The S&P® 500 Index is a widely recognized, unmanaged index of common stock prices. The Index figures do not include any deduction for fees, expenses, or taxes. You cannot invest directly in the S&P® 500 Index.

PURCHASE AND REDEMPTION OF SHARES

You may invest in the Fund only by purchasing certain Contracts issued by the Insurance Companies. The Fund continuously offers its shares to the Insurance Companies’ separate accounts at the NAV next determined after a proper purchase request has been received by the Insurance Companies. The Insurance Companies then offer to Contractowners units in separate accounts which directly correspond to shares in the Fund. The Insurance Companies submit purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions, and surrender or partial withdrawal requests which are furnished to the Insurance Companies by such Contractowners. The Fund redeems shares from the Insurance Companies’ separate accounts at the NAV next determined after receipt of a redemption order from the Insurance Companies.

Because the Fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, the Fund is dependent on the rights, ability, and willingness of these participating insurance companies to limit frequent trading in Fund shares.

A summary of the policies followed by GIAC to limit frequent trading, as stated in the current prospectuses for the variable contracts offered by GIAC, follows. GIAC contractowners will be informed of material updates to these policies by GIAC as necessary. Other insurance company separate accounts that offer Fund shares to their Contractowners are required to adopt policies with respect to frequent trading, as described in the prospectus for those contracts.

12	GABELLI CAPITAL ASSET FUND

If transfer activity violates GIAC’s established parameters, GIAC will apply restrictions that it reasonably believes will prevent any harm to other Contractowners, and may apply the restrictions to contracts it believes to be related. The restriction that GIAC currently applies is to limit the number of transfers to not more than once every thirty days. Restrictions that GIAC may impose include limiting the frequency of transfers, imposing fees on transfers in excess of a specified number, limiting or restricting electronic or telephone transaction privileges, or refusing a transaction request believed to have a harmful effect. These restrictions may be changed at any time and without prior notice. GIAC will not grant waivers from or make exceptions to these restrictions. However, the limits and restrictions are subject to GIAC’s ability to monitor transfer activity, which may be limited by operational and technological systems, as well as by its ability to predict strategies employed by Contractowners to avoid detection. As a result, despite GIAC’s efforts to prevent frequent transfers, there can be no assurance that it will be able to detect and/or deter frequent transfers, and consequently, there can be no assurance that excessive trading in Fund shares will not occur. As a result, some Contractowners may be able to engage in market timing while other Contractowners are harmed by such activity.

The Fund reserves the right to reject a purchase order for any reason with or without prior notice to the insurance company separate account. In particular, the Fund reserves the right to reject a purchase order from any insurance company separate account that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of Fund shares.

Customer Identification Program.  Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. As a result, your broker-dealer may request this information from you. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder’s identity.

The Fund’s policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

The accompanying prospectus for a variable annuity or variable life insurance policy describes the allocation, transfer, and withdrawal provisions of such annuity or policy.

PRICING OF FUND SHARES

The Fund’s NAV is calculated on each Business Day. A Business Day is any day the NYSE is open for business, The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

GABELLI CAPITAL ASSET FUND	13

The Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The NAV is computed by dividing the value of the Fund’s net assets, i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus, by the total number of its shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Securities traded primarily on foreign exchanges are valued at the closing price on such exchange immediately prior to the close of the NYSE. The price of Fund shares for purposes of purchase and redemption orders will be based upon the calculation of the NAV next made as of a time after the time as of which the purchase or redemption order is received in proper form. Because the Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of each class of shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market, for which market quotations are readily available, are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case, these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

14	GABELLI CAPITAL ASSET FUND

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security. Fair value represents a good faith approximation of the value of a security.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Insurance Companies’ separate accounts generally automatically reinvest, at NAV, any dividends and capital gain distributions paid by the Fund in additional shares of the Fund. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends and capital gain distributions, if any, on an annual basis. Contractowners who own units in a separate account corresponding to shares in the Fund will be notified when distributions are made.

The Fund will be treated as a separate entity for federal income tax purposes. The Fund has qualified and intends to continue to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, in order to be relieved of federal income tax on the portion of its net investment income and net realized capital gains that it distributes to separate accounts. To qualify, the Fund must meet certain relatively complex income, distribution, and diversification tests. The loss of such status would result in the Fund being subject to federal income tax on its taxable income and gains at corporate income tax rates.

Federal tax regulations require that mutual funds that are offered through insurance company separate accounts meet certain diversification and investor control requirements to preserve the tax deferral benefits provided by the variable contracts that are offered in connection with such separate accounts. The Adviser intends to diversify the Fund’s investments and to comply with applicable investor control rules in accordance with those requirements. If the separate accounts were to fail to meet the investor control requirements or were otherwise to fail to qualify as a regulated investment company for any taxable year, income allocable to the Contracts associated with the separate accounts would be taxable currently to the holders of such Contracts and income from prior periods with respect to such Contracts could also be taxable, most likely in the year of failure.

The Fund’s distributions will generally be taxable as ordinary income or long term capital gains to shareholders who are holding the shares in a taxable account. A portion of the Fund’s dividends may be eligible for tax treatment as qualified dividends, which are taxed at the federal rates applicable to long term capital gains. Reinvested dividends and distributions are taxable to the same extent as if received in cash.

GABELLI CAPITAL ASSET FUND	15

Distributions made by the Fund to an insurance company separate account, and exchanges and redemptions of Fund shares made by a separate account, ordinarily do not cause the corresponding contract owners to recognize income or gain for federal income tax purposes.

The prospectuses for the Contracts describe the federal income tax treatment of distributions from such Contracts to Contractowners.

This is only a summary of important federal tax law provisions that can affect the Fund. Other federal, state, or local tax law provisions may also affect the Fund and its operations. The Statement of Additional Information contains a further discussion of tax matters affecting the Fund and its shareholders. Anyone who is considering allocating, transferring, or withdrawing monies held under a Contract to or from the Fund should consult a qualified tax adviser.

SPECIAL INFORMATION ABOUT THE FUND

The Fund offers its shares to both variable annuity and variable life insurance policy separate accounts. The Fund does not anticipate that this arrangement will disadvantage any Contractowners. The Fund’s Board monitors events for the existence of any material irreconcilable conflict between or among Contractowners. If a material irreconcilable conflict arises, one or more separate accounts may withdraw their investments in the Fund. This could possibly force the Fund to sell portfolio securities at unfavorable prices. The Insurance Company will bear the expenses of establishing separate portfolios for variable annuity and variable life insurance separate accounts if such action becomes necessary; however, ongoing expenses that are ultimately borne by Contractowners would likely increase due to the loss of the economies of scale that would result from the smaller size of the separate portfolios.

16	GABELLI CAPITAL ASSET FUND

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all distributions). Total returns in the table do not reflect separate account or variable insurance contract fees and charges. If such fees were reflected, total returns would be lower. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, is included in the Fund’s annual report, which is available upon request.

Selected data for a share of capital stock outstanding throughout each year:

		Year Ended December 31,
	2013	2012	2011	2010	2009
Operating Performance:
Net asset value, beginning of year	$19.86	$18.62	$18.80	$14.53	$10.87
Net investment income(a)	0.16	0.29	0.08	0.07	0.09
Net realized and unrealized gain/(loss) on investments	7.26	2.93	(0.13)	4.27	3.68
Total from investment operations	7.42	3.22	(0.05)	4.34	3.77
Distributions to Shareholders:
Net investment income	(0.16)	(0.31)	(0.09)	(0.07)	(0.10)
Net realized gain on investments	(2.03)	(1.67)	(0.04)	—	(0.01)
Return of capital	(0.01)	—	—	—	(0.00	)(b)
Total distributions	(2.20)	(1.98)	(0.13)	(0.07)	(0.11)
Net Asset Value, End of Year	$25.08	$19.86	$18.62	$18.80	$14.53
Total Return †	37.5%	17.3%	(0.3)%	29.9%	34.7%
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of year (in 000’s)	$149,398	$119,645	$116,479	$136,306	$120,365
Ratio of net investment income to average net assets	0.67%	1.43%	0.44%	0.43%	0.72%
Ratio of operating expenses to average net assets	1.13%	1.21%	1.18%	1.18%	1.21%
Portfolio turnover rate	10%	2%	2%	10%	12%

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions.
(a)	Per share data is calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.

GABELLI CAPITAL ASSET FUND	17

GABELLI CAPITAL ASSET FUND

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:

The Fund’s semiannual and audited annual reports to shareholders contain additional information on the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by mail, toll free telephone, or the Internet as follows:

Gabelli Capital Series Funds, Inc.

One Corporate Center Rye, NY 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com/CapitalAssetFund

You can also review and/or copy the Fund’s Prospectus, annual and semiannual reports, and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain text-only copies:

•	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.

•	For information on the operations of the Public Reference Section please call 202-551-8090.

•	Free from the EDGAR Database on the SEC’s website at www.sec.gov.

(Investment Company Act File No. 811-07644)

GABELLI CAPITAL ASSET FUND

GABELLI CAPITAL SERIES FUNDS, INC.

Gabelli Capital Asset Fund

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2014

This Statement of Additional Information (the “SAI”), which is not a prospectus, describes the Gabelli Capital Asset Fund (the “Fund”), the sole series of Gabelli Capital Series Funds, Inc., a Maryland corporation (the “Company”). This SAI is incorporated by reference in its entirety into the Fund’s Prospectus dated April 30, 2014. Portions of the Fund’s Annual Report to shareholders are incorporated by reference into this SAI. For a free copy of the Prospectus or the Fund’s Annual Report, please contact the Fund at the address, telephone number, or Internet Website printed below.

One Corporate Center

Rye, New York 10580-1422

Telephone 800-GABELLI (800-422-3554)

www.gabelli.com

GENERAL INFORMATION

The Company, a corporation organized under the laws of the State of Maryland on April 8, 1993, is a diversified, open-end management investment company that commenced operations on May 1, 1995. The Fund is currently the only series of the Company.

INVESTMENT STRATEGIES AND RISKS

The Prospectus discusses the investment objectives of the Fund and the principal strategies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize in seeking to achieve its investment objective, and certain risks associated with such investments and strategies. Subject to the investment policies and restrictions contained in the prospectuses and herein, the Fund may invest in any of the securities described below.

Convertible Securities

The Fund may, as an alternative to investments in common stocks, purchase investment grade convertible debt securities having a rating of, or equivalent to, at least “BBB” by the Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc. or, if unrated, judged by Gabelli Funds, LLC, the Fund’s investment adviser (the “Adviser”) to be of comparable quality. Securities rated lower than “A” by S&P may have speculative characteristics. The Fund may invest up to 25% of its assets in convertible debt securities which have a lower rating or are unrated, provided, however, that the Fund may only invest up to 5% of its assets in corporate debt securities with a rating of, or equivalent to, an S&P rating of CCC or lower. Unrated convertible securities which, in the judgment of the Adviser, have equivalent credit worthiness to other rated securities may also be purchased for the Fund. Although lower rated bonds generally have higher yields, they are more speculative and subject to a greater risk of default with respect to the issuer’s capacity to pay interest and repay principal than are higher rated debt securities. See Appendix A—“Bond and Preferred Stock Ratings.”

Convertible securities are primarily long term debt obligations of an issuer, convertible at a stated exchange rate into common stock of the issuer and may also include short term debt obligations or preferred stock. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stock on an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities for the Fund, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security, or sell the security because of a change in its rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. The Adviser considers interest and dividend yield only to confirm that they are reasonably consistent with prevailing rates for securities of similar quality, which provides a support level for the market price of the security. The Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the portfolio manager, the risk of default is outweighed by the potential for capital appreciation.

The issuers of debt obligations having speculative characteristics may experience difficulty paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

Corporate Debt Securities

The Fund may purchase debt securities. The Fund will normally purchase only investment grade debt securities having a rating of, or equivalent to, at least BBB (which rating may have speculative characteristics) by S&P or, if unrated, judged by the Adviser to be of comparable quality. However, the Fund may also invest up to 25% of its assets in more speculative debt securities (often referred to in the financial press as “junk bonds”). Corporate debt obligations having a BB or B rating will likely have some quality and protective characteristics which, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions. The Fund may invest up to 5% of its assets in corporate debt securities having a rating of, or equivalent to, an S&P rating of CCC or lower which the Adviser believes present an opportunity for significant capital appreciation.

Corporate debt securities which are either unrated or have a speculative rating may present opportunities for significant long term capital appreciation if the ability of the issuer to repay principal and interest when due is underestimated by the market or the rating organizations. Because of its perceived credit weakness, the issuer of a lower rated debt security is generally required to pay a higher interest rate and/or its debt securities may be selling at a significantly lower market price than the debt securities of issuers actually having similar strength. When the inherent value of such securities is recognized, the market value of such securities may appreciate significantly. The Adviser believes that its research on the credit and balance sheet strength of certain issuers may enable it to select a limited number of corporate debt securities which, in certain markets, will better serve the objective of capital appreciation than alternative investments in common stocks. Of course, there can be no assurance that the Adviser will be successful. In its evaluation, the Adviser will not rely on ratings and the receipt of income is only an incidental consideration.

As in the case of the convertible debt securities discussed above, lower rated and unrated corporate debt securities are generally considered to be more likely to default and are therefore significantly more speculative than those having an investment grade rating. They also are more subject to market price volatility based on increased sensitivity to changes in interest rates and economic conditions or the liquidity of their secondary trading market. The Fund does not intend to purchase debt securities for which a liquid trading market does not exist, but there can be no assurance that such a market will exist for the sale of such securities.

Swaps

The Fund may enter into total rate of return, credit default, or other types of swaps and related derivatives for various purposes, including to gain economic exposure to an asset or group of assets that may be difficult or impractical to acquire, or for hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or a debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline, or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties, provided that the swap counterparties have voting rights with respect to the reference assets.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in a gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the transactions), nearly unlimited exposure to changes in the value of the Reference Assets, total loss to the Fund of the entire notional amount of the swap, the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap, and potential illiquidity of the instrument utilized, which may make it difficult for the Fund to close out or unwind one or more transactions. The creditworthiness of the counterparties is closely monitored in order to minimize these risks.

Total rate of return swaps and related derivatives present certain legal, tax, and market uncertainties. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund if it utilizes these instruments. The Fund will monitor these risks and seek to utilize these instruments in a manner that does not lead to undue risk regarding the tax or other structural elements of the Fund. The Fund will not invest in these types of instruments if the Reference Assets are commodities except for bona fide hedging or risk management purposes.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has no yet been fully developed and, accordingly, they are less liquid than traditional swap transactions. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values or interest rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique was not used.

Regulation of Certain Options, Currency Transactions and Other Derivative Transactions as Swaps or Security-Based Swaps.

The U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, (the “Dodd-Frank Act”) includes provisions that comprehensively regulate the over-the-counter (i.e., not exchange-traded) derivatives markets for the first time. This regulation requires that certain of the options, currency transactions and other derivative transactions entered into by the Fund are regulated as swaps by the Commodity Futures Trading Commission (“CFTC”) or regulated as security-based swaps by the SEC.

The Dodd-Frank Act generally requires swaps and security-based swaps to be submitted for clearing to regulated clearing organization (the so-called “clearing mandate”), unless an exemption from clearing applies. Swaps and security-based swaps that are submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearing organization, as well as possible SEC- or CFTC-mandated margin requirements. Accordingly, dealers of swaps and security-based swaps (usually large commercial banks or other financial institutions) as well as other market participants will be required to post margin to the clearing organizations through which their swaps and/or security-based swaps are cleared. The SEC, CFTC and other U.S. regulators also are required to impose margin requirements on uncleared swap and uncleared security-based swap transactions. These changes with respect to clearing and margin likely will increase a dealer’s costs, and those increased costs are expected to be passed through, at least partially, to market participants, including any fund that uses swaps or security-based swaps.

The Dodd-Frank Act also requires many swaps and security-based swaps that are currently executed on a bilateral basis in the over-the-counter market to be executed through a regulated securities, futures, or swap exchange or execution facility if those transactions are subject to the clearing mandate. Once such requirements become effective, it may be more difficult and costly for the Fund to continue to enter into customized swap or security-based swap transactions on a bilateral basis.

In addition, dealers and major participants in the over-the-counter market are required to register with the SEC and/or CFTC. Registered dealers and major participants are subject to minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for dealers and major participants in the over-the-counter market, and such increased costs are likely to be passed through, at least partially, to market participants, including any fund that utilizes these instruments.

The cumulative effects of the Dodd-Frank Act on swap and security-based swap transactions and on participants in the derivatives market remain uncertain.

Options

The Fund may purchase or sell options on individual securities as well as on indices of securities to obtain additional return or to hedge the value of its portfolio. The Fund will not purchase options if, as a result, the aggregate cost or proceeds of all outstanding options exceeds 5% of the Fund’s assets.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the contract. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right in return for a premium to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund’s transactions in options may be subject to specific segregation requirements. See “Hedging Transactions” below.

If the Fund has sold an option, it may terminate its obligation by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but forgoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations.

Investments in Warrants and Rights

The Fund may invest in warrants and rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for, or at the end of, a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a riskier investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Investments in Small, Unseasoned Companies and Other Illiquid Securities

The Fund may invest in small, less well known companies (including predecessors) which have operated for less than three years. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than what might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may have to lower the price, sell other securities instead, or forgo an investment opportunity. These companies may have limited product lines, markets, or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. Although investing in securities of these companies offers potential for above average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. This risk could have a negative impact on Fund management or performance.

The Fund may invest, in the aggregate, up to 15% of its net assets in illiquid securities. These securities include securities which are restricted for public sale, securities for which market quotations are not readily available, and repurchase agreements maturing or terminable in more than seven days. Securities freely saleable among qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended, and as adopted by the Securities and Exchange Commission (“SEC”) may be treated as liquid if they satisfy liquidity standards established by the Company’s Board of Directors (the “Board”). The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board will monitor their liquidity. The Board will review pertinent factors such as trading activities, reliability of price information, and trading patterns of comparable securities in determining whether to treat any such securities as liquid, for purposes of foregoing the 15% test. To the extent the Board treats such security as liquid, temporary impairment of trading patterns of such securities may adversely affect the Fund’s liquidity.

Corporate Reorganizations

In general, securities of companies that have announced reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased market price of such securities may reflect a discount what the stated or appraised value of the security would be if the contemplated transaction is approved and consummated. Such investments may be particularly advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer or as well as the dynamics of the business climate when the offer or proposal is in progress.

The Fund’s investment in a single corporate reorganization transaction may be limited by its fundamental policies regarding diversification among issuers and industry concentration (“Investment Restrictions”). Because such investments are ordinarily short term in nature, they may increase the Fund’s portfolio turnover ratio, thereby increasing its brokerage and other transaction expenses. The Fund’s portfolio manager intends to select investments of the type described which, in its view, have a reasonable prospect of significant capital appreciation in relation to both the risks involved and the potential of available alternate investments.

When Issued, Delayed Delivery Securities, and Forward Commitments

The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, i.e., a when, as, and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the forward commitment before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuations and no interest (or dividend) accrues to the Fund prior to the settlement date. The Fund will “earmark” on the Adviser’s records or place in a segregated account with its custodian, through book entry notations, cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments on a daily basis. When the Fund engages in when issued, delayed delivery, or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain an advantageous price.

Other Investment Companies

While the Fund does not currently intend to, it reserves the right to invest in investment company securities. Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the Investment Company Act of 1940, as amended (the “1940 Act”) generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Exchange Traded Funds. Exchange traded funds (“ETFs”) are a type of investment company security bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

Short Sales

The Fund may make short sales of securities, including short sales “against the box.” A short sale is a transaction in which the Fund sells a security it does or does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund’s total assets or 5% of such issuer’s voting securities. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its assets or the Fund’s aggregate short sales of a particular class of securities exceeds 10% of the outstanding securities of that class. Short sales may only be made in securities listed on a national securities exchange. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. Short sales against the box may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities.

When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with such short sales, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund closes out a short position by purchasing and delivering an equal amount of the securities sold short.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and will maintain additional asset coverage in the form of segregated or “earmarked” assets on the records of the Adviser or with the Fund’s custodian, consisting of cash, U.S. government securities, or other liquid securities that is equal to the current market value of the securities sold short until the Fund replaces the borrowed security. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The short sale of securities is generally considered a speculative investment strategy. However, there are risks associated with short sales, which may include but are not limited to: (i) the decision of whether, when, and how to utilize short selling, which involves the exercise of skill and judgment , unless the Fund’s portfolio manager correctly anticipates the price movements of securities, it is possible that, for at least certain short sales, the Fund would have been better off if the short sale had not been made; (ii) the inability to set a theoretical limit on potential losses for a short sale, as unlike a long purchase, the investor cannot lose more than the purchase price; (iii) certain conditions in which short sales of securities could increase the volatility of the Fund or decrease its liquidity; (iv) possible volatility or illiquidity in the markets which could result in difficulty in closing out an existing short position, causing a continuing exposure to adverse price movements until the position is covered; (v) the lender of a security borrowing and selling short may call the security back, possibly causing a premature close-out of the short position; (vi) the amount of any gain will be decreased, and the amount of any loss increased, by the amount of dividends or interest the Fund may be required to pay in connection with a short sale and (vii) the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller that undertakes to repurchase the security at a specified resale price on an agreed future date. Custody of such security is maintained by the Fund’s custodian. The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

The primary risk of entering into repurchase agreements is that if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation could be less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements are considered loans. Repurchase agreements are usually settled within a short period, such as one week or less, but could be longer. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 15% of its total assets would be so invested. These percentage limitations are fundamental and may not be changed without shareholder approval.

Borrowing

The Fund may not borrow money except for (1) short term credits from banks as may be necessary for the clearance of portfolio transactions and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests that would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of the Fund’s total assets after giving effect to the borrowing, and borrowing for purposes other than meeting redemptions may not exceed 5% of the Fund’s assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets after giving effect to the borrowing. The Fund may mortgage, pledge, or hypothecate assets to secure such borrowings. Not more than 20% of the total assets of the Fund may be used as collateral in connection with the borrowings described above.

Hedging Transactions

Futures Contracts. The Fund may enter into futures contracts only for certain bona fide hedging and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. government securities.

The current view of the staff of the SEC is that a fund’s long and short positions in futures contracts, as well as put and call options on futures written by it, must be collateralized with cash or other liquid securities and segregated with the fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging (See “Asset Coverage for Forward Contracts, Options, Futures, and Options on Futures” below).

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the reference assets underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the reference assets underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the reference assets underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as “contract markets” by the CFTC and must be executed through a futures commission merchant, i.e., a brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

Futures contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the Fund’s yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options and Swaps.

Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the CFTC. Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. Due to the recent amendments to Rule 4.5 under the CEA, certain trading restrictions are now applicable to the Fund. These trading restrictions permit each Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options and certain types of swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Asset Coverage for Forward Contracts, Options, Futures, and Options on Futures.

The Fund will comply with guidelines established by the SEC with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities, and indices; and currency, interest rate, and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its Custodian or a designated sub-custodian or “earmarked” on the records of the Adviser to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument, or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Currency Transactions. The Fund may enter into various currency transactions, including forward foreign currency contracts, foreign currency, or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. Forward currency contracts are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Currency swaps and certain types of forward currency contracts now are regulated as swaps by the CFTC and, although they may still be established in the interbank market by currency traders on behalf of their customers, such instruments now must be executed in accordance with applicable federal regulations. The regulation of such currency swaps and forward currency contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of options will not have an adverse effect on the Fund if it utilizes these instruments. The Fund expects to enter into these currency transactions in primarily the following circumstances: to “lock in” the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the

Fund’s portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

While currency transactions may limit losses to the Fund as a result of exchange rate fluctuation they will also limit any gains that might otherwise have been realized. Currency transactions include the risk that securities losses could be magnified by changes in the value of the currency in which a security is denominated relative to the U.S. dollar.

The Adviser may choose to use such instruments on behalf of the Fund depending upon market conditions prevailing and the perceived investment needs of the Fund. Futures contracts, interest rate swaps, options on securities indices, and futures contracts and certain currency contracts sold by the Fund are generally subject to segregation and coverage requirements with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to segregate on an ongoing basis with its Custodian, cash, U.S. government securities, or other liquid securities in an amount at least equal to the Fund’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease in value. The segregation requirement can result in the Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so.

The Adviser may use options and futures to hedge the risks of investing in the Fund. The success of hedging depends on the Adviser’s ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities and the prices of the corresponding options or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses and there may be certain restrictions on trading futures contracts and options. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. At times, hedging strategies may not be available, may be too costly to be used effectively, or may be unable to be used for other reasons.

Risks Associated With Recent Economic Events

The U.S. credit markets have been experiencing extreme volatility and disruption for more than five years. Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments may increase the volatility of the value of securities owned by the Fund. These developments may also make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value (“NAV”) of its shares.

The Dodd-Frank Act significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There is a risk that new and additional government regulation authorized by the Dodd-Frank Act could result in higher Fund costs and expenses. Legislators and regulators in the United States are currently considering a wide range of proposals in addition to the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Government Intervention In Financial Markets Risk

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Market Disruption and Geopolitical Risk

The terrorist attacks on domestic U.S. targets on September 11, 2001, the wars in Iraq and Afghanistan, instability in the Middle East, and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of the wars and occupations cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, credit risk, inflation, and other factors relating to the Fund.

INVESTMENT RESTRICTIONS

The Fund’s investment objectives and the following investment restrictions are fundamental and may not be changed without the approval of a majority of the Fund’s shareholders, defined in the 1940 Act as the lesser of (1) 67% of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the

Fund’s outstanding shares. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or the use of assets set forth below is adhered to at the time the transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. Under such restrictions, the Fund may not:

1.	Purchase the securities of any one issuer, other than the United States government, or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations;

2.	Invest more than 25% of the value of its total assets in any particular industry;

3.	Purchase securities on margin, but it may obtain such short term credits from banks as may be necessary for the clearance of purchases and sales of securities;

4.	Make loans of its assets except for the purchase of debt securities;

5.	Borrow money except subject to the restrictions set forth in the SAI;

6.	Mortgage, pledge, or hypothecate any of its assets except that, in connection with permissible borrowings mentioned in restriction 5 above, not more than 20% of the assets of the Fund (not including amounts borrowed) may be used as collateral and except for collateral arrangements with respect to hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

7.	Invest more than 5% of its total assets in more than 3% of the securities of another investment company or invest more than 10% of its total assets in the securities of other investment companies, nor make any such investments other than through purchase in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase;

8.	Act as an underwriter of securities of other issuers;

9.	Invest, in the aggregate, more than 15% of the value of its total assets in securities for which market quotations are not readily available, securities which are restricted for public sale, or in repurchase agreements maturing or terminable in more than seven days;

10.	Purchase or otherwise acquire interests in real estate, real estate mortgage loans, or interests in oil, gas, or other mineral exploration or development programs;

11.	Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing, hedging transaction, short sale, when-issued or forward commitment transaction, or similar investment strategy;

12.	Participate on a joint, or a joint and several, basis in any securities trading account; or

13.	Invest in companies for the purpose of exercising control.

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of the Fund, in the securities rating of the investment, or any other later change.

PORTFOLIO HOLDINGS INFORMATION

Employees of Guardian Investor Services LLC (the “Manager”), the Adviser, and their affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund, the Adviser, and the Manager have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Adviser and the Manager with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund, the Adviser, and the Manager have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes that has agreed to keep such data confidential, including prohibiting the sharing of non-public information with unauthorized sources and trading upon non-public information, under terms approved by the Adviser’s legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Directors who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Directors”). These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser.

Under the foregoing policies, the Fund may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data):

1.	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

2.	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

3.	To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board, where such entity has agreed to keep such data confidential at least until it has been made public by the Adviser. The Fund’s current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

4.	To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

5.	To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential at least until it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

6.	To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.

As of the date of this SAI, the Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting service on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund’s administrator, sub-administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Fund’s proxy service is Broadridge Financial Solutions, Inc. R.R. Donnelley and Data Communiqué provide typesetting services for the Fund, and the Fund selects from a number of financial printers who have agreed to keep such information confidential at least until it has been made public by the Adviser.

Other than these arrangements with the Fund’s service providers and proxy voting service, the Fund does not have any ongoing arrangements to make available information about the Fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Adviser, nor any of the Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.

DIRECTORS AND OFFICERS

Under Maryland law, the Company’s Board is responsible for establishing the Company’s policies and for overseeing the management of the Company. The Board approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Adviser, the Fund’s custodian and the Fund’s transfer agent. The day-to-day operations of the Fund are delegated to the Adviser.

The names and business addresses of the Directors and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their other directorships during the past five years with certain other organizations and companies.

Name, Position(s), Address(1), and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships During Past Five Years(3)
INTERESTED DIRECTORS(4):

Mario J. Gabelli, CFA Director and Chairman of the Board Age: 71	Since 1995	28	Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition, Inc. (blank check company) 2011-2012)

Arthur V. Ferrara Director Age: 83	Since 1995	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—

Name, Position(s), Address(1), and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships During Past Five Years(3)
INDEPENDENT DIRECTORS(5):

Anthony J. Colavita(6) Director Age: 78	Since 1995	37	President of the law firm of Anthony J. Colavita, P.C.,	—

Anthony R. Pustorino Director Age: 88	Since 1995	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)

Werner J. Roeder, MD Director Age: 73	Since 1995	23	Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris Director Age: 79	Since 1995	20	Chairman and Chief Executive Officer of BALMAC International, Inc. (commodities and futures trading)	—

(1)	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
(2)	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Fund’s Amended and Restated By-Laws and Articles of Amendment and Restatement.
(3)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
(4)	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with the Adviser, as an officer or director of Gabelli Funds or an affiliated company. Mr. Ferrara is considered an “interested person” because of his prior affiliation with The Guardian Life Insurance Company of America, which is the parent company of the Fund’s Manager.
(5)	Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Directors.
(6)	Mr. Colavita’s son, Anthony Colavita Jr., serves as a director of the GAMCO Mathers Fund and the Comstock Capital Value Fund which are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

Name, Position(s), Address(1), and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 62	Since 1995

Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies in the Gabelli/GAMCO Funds Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008

Andrea R. Mango Secretary Age: 42	Since November 2013	Counsel of Gabelli Funds, LLC since 2013; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Name, Position(s), Address(1), and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
OFFICERS:

Agnes Mullady Treasurer Age: 55	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Richard J. Walz Chief Compliance Officer Age: 55	Since November 2013	Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

(1)	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
(2)	Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

The Company has agreed that The Guardian Insurance & Annuity Company, Inc. (“GIAC”) shall have the right to nominate one person for election to the Company’s Board, and Mr. Ferrara was nominated by GIAC pursuant to this agreement.

The Board believes that each Director’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his/her duties effectively has been attained in large part through the Director’s business, consulting, or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Funds Complex, public companies, or non-profit entities, or other organizations as set forth above and below. Each Director’s ability to perform his/her duties effectively also has been enhanced by education, professional training, and other experience.

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Directors and Chief Investment Officer of the Fund. He also currently serves as Chairman of the boards of other funds in the Funds Complex. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”)-listed asset manager and financial services company. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc., each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GBL. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms and various charitable foundations and educational institutions, including as a Trustee of Boston College and Roger Williams University and the Board of Overseers of Columbia University Graduate School of Business. Mr. Gabelli received his Bachelors degree from Fordham University, his Masters of Business Administration from Columbia University Graduate School of Business, and honorary Doctorates from Fordham University and Roger Williams University. Mr. Gabelli’s education, professional training and experience, and other life experiences, including but not limited to his experience on the boards of many publicly traded companies and private firms, and various charitable foundations and educational institutions, his service as Chairman of other funds within the Funds Complex, and his position as Chief Investment Officer of various funds, make him highly qualified to serve as a Director of the Fund.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty years of experience, including the field of business and financial law. He is the Chairman of the Fund’s Nominating Committee and is a member of the Fund’s ad hoc Proxy Voting Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Funds Complex on whose boards he sits. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority, where his duties included reviewing financial documents of these agencies. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars each. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the New York State Republican Party, Westchester County Republican Party, and the Eastchester Republican Town Committee. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law. Mr. Colavita’s education, professional training and experience, and other life experiences, including but not limited to his experience as an attorney, service on the boards of other funds within the Funds Complex, public service background in state and local government, including several senior legal and other managerial positions, make him highly qualified to serve as a Director of the Fund.

Arthur V. Ferrara. Mr. Ferrara is the former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America and formerly served on the boards of The Guardian Insurance and Annuity Company and funds managed by Guardian Investor Services Corporation. He is a former Chairman of the Life Insurance Council of New York Inc. He serves on comparable or other board committees with respect to other funds in the Funds Complex on whose boards he sits. Mr. Ferrara is also a member of a multi-fund ad hoc compensation committee (described below under “Directors — Leadership Structure and Oversight Responsibilities”) relating to certain offices of the closed end funds in the Funds Complex. Mr. Ferrara received his Bachelor of Science in Business Administration from the College of the Holy Cross. Mr. Ferrara’s education, professional training, and experience, and other life experiences, including but not limited to his experience as a senior executive and CEO of a life insurance company, his service as a director on the boards of other funds and committees within the Funds Complex, make him highly qualified to serve as a Director of the Fund.

Anthony R. Pustorino. Mr. Pustorino is a Certified Public Accountant (“CPA”) and a Professor Emeritus at Pace University with over fifty years of experience in public accounting. He is the lead Independent Director of the Fund, is Chair of the Audit Committee, and has been designated the Fund’s Audit Committee Financial Expert and is also the Chair of the Proxy Voting Committee and a member of both multi-fund ad hoc Compensation Committees. Mr. Pustorino also serves on comparable or other board committees with respect to other boards of funds in the Funds Complex on whose boards he sits. Mr. Pustorino was a Director of The LGL Group, Inc., a diversified manufacturing company, and Chair of its Audit Committee. He was previously the President and shareholder of a CPA firm and a Professor of accounting at both Fordham University and Pace University. He served as Chairman of the Board of Directors of the New York State Board for Public Accountancy and of the CPA Examination Review Board of the National Association of State Board of Accountancy. Mr. Pustorino was Vice President and member of the Executive Committee of the New York State Society of CPAs, and was the Chair or President and a member of many of its technical committees. He was a member of Council of the American Institute of CPAs. Mr. Pustorino is the recipient of numerous professional and teaching awards. He received a Bachelor of Science in Business from Fordham University and a Masters in Business Administration from New York University. Mr. Pustorino’s education, professional training and experience, and other life experiences, including but not limited to his experience in public accounting, during which he has served as a principal of an accounting firm, professor of accounting, and held executive committee positions with state and national accounting agencies, and service on the boards of other funds and committees within the Funds Complex, make him highly qualified to serve as a Director of the Fund.

Werner J. Roeder. Dr. Roeder is Vice President of Medical Affairs/Medical Director of Lawrence Hospital Center in Bronxville, New York. He has been a practicing surgeon for over forty-five years. As Vice President of Medical Affairs at Lawrence Hospital, he is actively involved in personnel and financial matters concerning the hospital’s $140 million budget. He is a member of the Fund’s Audit, Nominating, and ad hoc Proxy Voting Committees, is a member of both multi-fund ad hoc Compensation Committees and also serves on comparable or other board committees with respect to other funds in the Funds Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and presently serves in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctorate in Medicine from New York Medical College. Dr. Roeder’s education, professional training and experience, and other life experiences, including but not limited to his experience as a practicing surgeon, service as an officer of a hospital, consulting services to a national agency and service on the boards of other funds and committees within the Funds Complex, make him highly qualified to serve as a Director of the Fund.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of a global import/export company for over twenty years. Mr. van Ekris serves on the boards of other funds in the Funds Complex, is the Chairman of one such fund’s Nominating Committee, and is a member of the Proxy Voting Committee of some funds in the Funds Complex. He serves as Chairman of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former

Director of an oil and gas operations company. He served on the boards of a number of public companies and served for more than ten years on the Advisory board of the Salvation Army of Greater New York. Mr. van Ekris’ education, professional training and experience, and other life experiences, including but not limited to his experience as chairman and CEO of various companies, his service as a director for various public corporations, and service on the boards of other funds and committees within the Funds Complex, make him highly qualified to serve as a Director of the Fund.

Directors — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Pustorino as the lead Independent Director. The lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead Independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Fund’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters. Each of the Nominating, Audit, and ad hoc Proxy Voting Committees are comprised entirely of Independent Directors. From time to time, the Board establishes additional committees or informal working groups to address specific matters, or assigns one of its members to work with directors or trustees of other funds in the Funds Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Funds Complex, and a separate multi-fund ad hoc Compensation Committee relating to certain officers of the closed-end funds in the Funds Complex.

All of the Fund’s Directors other than Mr. Mario J. Gabelli and Mr. Arthur V. Ferrara are Independent Directors, and the Board believes they are able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks, including options risk being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide information to the Board about the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Board Committees

The Board has established two standing committees in connection with its governance of the Fund: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Company does not have a standing compensation committee (although some of the individuals who are Directors of the Company participate in the multi-fund ad hoc Compensation Committees described above).

The Company’s Audit Committee consists of two members: Mr. Pustorino (Chairman) and Dr. Roeder, who are Independent Directors of the Company. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on February 25, 2014. As set forth in the Charter, the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out an audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and to act as a liaison between the Board and the Company’s independent registered public accounting firm. During the fiscal year ended December 31, 2013, the Audit Committee met twice.

The Company’s Nominating Committee consists of two members: Mr. Colavita (Chairman) and Dr. Roeder, who are Independent Directors of the Company. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board of Directors in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Company. The Nominating Committee did not meet during the year ended December 31, 2013.

The Company’s ad hoc Proxy Voting Committee consists of three members: Messrs. Pustorino (Chairman), Colavita, and Dr. Roeder, who are Independent Directors of the Company. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Company’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Company and may also determine to exercise complete control and discretion over the disposition of such securities. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended December 31, 2013.

Director Ownership of Fund Shares

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Funds Complex beneficially owned by each Director as of December 31, 2013.

Name of Director	Dollar Range of Equity Securities Held in the Fund*	Aggregate Dollar Range of Equity Securities Held in Funds Complex*
INTERESTED DIRECTORS:
Mario J. Gabelli, CFA	A	E
Arthur V. Ferrara	A	E
INDEPENDENT DIRECTORS:
Anthony J. Colavita	A	E
Anthony R. Pustorino	A	E
Werner J. Roeder, MD	A	E
Anthonie C. van Ekris	A	E

*	Key to Dollar Ranges- Information as of December 31, 2013
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000

Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2013, by each Independent Director or his immediate family members, as applicable, in a person that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Director	Name of Owner and Relationships to Director	Company	Title of Class	Value of Interests	Percent of Class
Anthony J. Colavita	Same	The LGL Group, Inc.	Common Stock	$7,217	*
Anthony J. Colavita	Same	The LGL Group, Inc.	Warrants	$534	*
Anthony J. Colavita	Family	Gabelli Associates Fund	Membership Interests	$820,732	*
Werner J. Roeder	Same	Gabelli Associates Fund II	Membership Interests	$515,407	*
Anthonie C. van Ekris	Same	LICT Corp.	Common Stock	$57,600	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Common Stock	$8,356	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Warrants	$640	*
Anthonie C. van Ekris	Same	CIBL, Inc.	Common Stock	$33,600	*
Anthonie C. van Ekris	Same	ICTC Group, Inc.	Common Stock	$40	*
Anthonie C. van Ekris	Same	Morgan Group Holdings, Inc.	Common Stock	$448	*
Anthonie C. van Ekris	Same	Gabelli Associates Limited II E	Membership Interests	$3,730	*

*	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

Director and Officer Compensation

The Fund pays each of its Directors who is not considered an interested person an annual retainer of $3,000 plus $1,000 for each Board Meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. (All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the lead Independent Director each receive an annual fee of $1,000.) A director may receive a single meeting fee, allocated among the participating funds, for participation in certain meeting held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the fund.

The following table sets forth certain information regarding the compensation of the Company’s Directors. Although executive officers, including the chief compliance officer, may be compensated by the Fund, no executive officer or person affiliated with the Company received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31, 2013.

Compensation Table

Aggregate Compensation from Fund (Fiscal Year)

Name of Person and Position	Aggregate Compensation From the Registrant*	Total Compensation From the Fund and Funds Complex**
INTERESTED DIRECTORS:
Mario J. Gabelli, CFA Chairman of the Board	$0	$0	(0)
Arthur V. Ferrara Director	$0	$63,500	(8)
INDEPENDENT DIRECTORS:
Anthony J. Colavita Director	$7,000	$399,500	(35)
Anthony R. Pustorino Director	$10,000	$204,500	(13)
Werner J. Roeder, MD Director	$8,000	$188,500	(23)
Anthonie C. van Ekris Director	$7,000	$194,000	(20)

*	Represents the total compensation paid to such persons for the calendar year 2013.
**	Represents the total compensation paid to such persons for the calendar year 2013 by investment companies (including the Fund) or portfolios that are considered part of the same “Funds Complex” as the Fund because they have common or affiliated investment advisers. The parenthetical number represents the number of such investment companies and portfolios.

Code of Ethics

The Company, its Manager, its Adviser, and G.distributors, LLC (“G.distributors” or the “Distributor”) have adopted codes of ethics (collectively, the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies

The Company has delegated the voting of its portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund. Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Voting Guidelines”) set forth in the Proxy Voting Policy. The Proxy Voting Policy and the Proxy Voting Guidelines are attached as Appendix B to this SAI.

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The filing for the Fund is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of March 31, 2014, the following persons were known to own of record or beneficially 5% or more of the outstanding voting securities of any class of the Fund:

NAME AND ADDRESS	% OF CLASS	NATURE OF OWNERSHIP
Guardian Insurance & Annuity Co. Guardian Separate Account A-VA 66NQ Attn Equity Accounting 3-S Bethlehem, PA 18017-9097	36.68%	Beneficial*/†
Guardian Insurance & Annuity Co. Guardian Separate Account D-VA 64NQ Attn Equity Accounting 3-S Bethlehem, PA 18017-9097	34.92%	Beneficial*/†
Guardian Insurance & Annuity Co. Guardian Separate Acct S/A R Org Attn Equity Accounting 3-S Bethlehem, PA 18017-9097	7.93%	Beneficial*
Guardian Insurance & Annuity Co. Guardian Separate Account A-VA 56NQ Attn Equity Accounting 3-S Bethlehem, PA 18017-9097	6.75%	Beneficial*
Guardian Insurance & Annuity Co. Inc. S/A K PA 18 Paul Iannelli 2nd Vice President Michael Curti Asst Controller Bethlehem, PA 18017-9097	6.31%	Beneficial*

*	Beneficial ownership is disclaimed.
†	Beneficial ownership of shares representing 25% or more of the outstanding shares of a Fund may be deemed to have control, as that term is defined in the 1940 Act.

As of March 31, 2014, as a group, the Directors and officers of the Company did not own any of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Manager

Pursuant to a Management Agreement with the Company, the Manager, subject to the supervision of the Company’s Board and in conformity with the stated policies of the Fund, supervises the performance of administrative and professional services provided by others to the Fund including the Adviser and BNY Mellon Investment Servicing (US) Inc., the sub-administrator of the Fund (the “Sub-Administrator” or “BNY Mellon”). The management services provided to the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management or investment advisory services to others.

The Manager bears all expenses in connection with the services it renders under the Management Agreement and the costs and expenses payable to the Adviser pursuant to the Investment Advisory Agreement among the Manager, the Adviser, and the Company.

The Management Agreement provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty (“Disabling Conduct”), the Manager will not be liable for any error of judgment or mistake of law or for losses sustained by the Fund in connection with the matters relating to the Management Agreement. However, the Management Agreement provides that the Fund is not waiving any rights it may have which cannot be waived. The Management Agreement also provides indemnification for the Manager and its directors, officers, employees, and controlling persons for any conduct that does not constitute Disabling Conduct.

The Management Agreement is terminable without penalty on sixty days’ written notice by the Manager or by the Fund when authorized by the Directors of the Company or a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. The Management Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act and the rules thereunder. The Management Agreement provides that, unless terminated, it will remain in effect from year to year, so long as such continuance of the Management Agreement is approved annually by the Directors of the Company or a vote by a majority of the outstanding shares of the Fund and in either case, by a majority vote of the Independent Directors cast in person at a meeting called specifically for the purpose of voting on the continuance.

During the fiscal years ended December 31, 2013, 2012, and 2011, the Manager received management fees from the Fund totaling $1,347,143, $1,183,792, and $1,280,829, respectively, of which the Manager paid $1,010,357, $887,844, and $960,622 to the Adviser, respectively, for the same periods.

The Investment Adviser

The Adviser is a New York limited liability company which serves as an investment adviser to sixteen open-end investment companies and ten closed-end investment companies with aggregate assets in excess of $25.9 billion as of December 31, 2013. The Adviser also provides investment management services to a Luxembourg SICAV consisting of two portfolios. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Adviser on the basis of his controlling interest in GAMCO Investors, Inc. (“GBL”), the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc. acts as investment adviser to individuals, pension trusts, profit sharing trusts, and endowments, and as subadviser to certain third party investment funds that include registered investment companies, and it had assets under management of approximately $20.3 billion as of December 31, 2013; Teton Advisors, Inc., with assets under management of approximately $2.0 billion as of December 31, 2013, acts as investment adviser to the TETON Westwood Funds and several separately managed accounts; Gabelli Securities, Inc. acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $811 million as of December 31, 2013; and Gabelli Fixed Income, LLC, having assets under management of approximately $62 million as of December 31, 2013, acts as investment adviser for separate accounts. Each of the forgoing companies, other than Teton Advisors, Inc., is a subsidiary of GBL. Teton Advisors, Inc. is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc. as of December 31, 2013.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO Asset Management, Inc. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

Pursuant to an Investment Advisory Agreement (the “Contract”), the Adviser furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of the Company and the Manager.

Under the Contract, the Adviser also: (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide efficient administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund’s Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including the Fund’s Sub-Administrator and State Street Bank and Trust Company (“State Street”) the Fund’s Custodian, Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) prepares, but does not pay for, the periodic updating of the Company’s registration statement, which includes the Fund’s Prospectus and SAI, including the printing of such documents for the purpose of filings with the SEC; (v) supervises, but does not pay for, the calculation of the Fund’s net asset value per share (“NAV”); (vi) supervises the preparation of, but does not pay for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Company’s Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.

The cost of calculating the Fund’s NAV is a Fund expense payable by the Fund pursuant to the Contract. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, the Fund will reimburse the Adviser for such expense up to $45,000. The Adviser will not seek reimbursement if assets are less than $50 million. During the fiscal year ended December 31, 2013, the Fund reimbursed the Adviser $45,000 in connection with the cost of computing the Fund’s NAV.

The Contract provides that absent Disabling Conduct, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as adviser to others. The Fund has agreed by the terms of the Contract that the word “Gabelli” in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities, or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include “Gabelli.”

By its terms, the Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Company’s Board or by a “majority” (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent

Directors, cast in person at a meeting called specifically for the purpose of voting on the continuance of the Contract. The Contract is terminable without penalty by the Fund on sixty days written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act.

As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee computed daily and payable monthly, equal, on an annual basis, to 0.75% of the value of the Fund’s average daily net assets.

Advisory Fees Paid to Adviser by the Manager (Fiscal years ended December 31)
2013	$1,010,357
2012	$887,844
2011	$960,622

Expenses

In addition to the fees of the Manager, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and the independent registered public accounting firm’s services, charges of the Custodian, Transfer Agent, and Dividend Disbursing Agent and any persons hired by the Fund, SEC fees, compensation including fees of the Company’s Independent Directors, officers and employees, accounting costs for reports sent to owners of the Contracts which provide for investment in the Fund (“Contractowner(s)”), the Fund’s pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Company’s officers and employees, interest, brokerage and other trading costs, taxes, all expenses of computing the Fund’s NAV, expenses involved in registering and maintaining the registration of the Fund’s shares with the SEC and qualifying the Fund for sale in various jurisdictions and maintaining such qualification, litigation and other extraordinary or non-recurring expenses. However, other expenses such as Contractowner servicing, distribution of reports to Contractowners and prospectus printing and postage will be borne by GIAC and other participating insurance companies (the “Insurance Companies”).

Portfolio Manager Information

Other Accounts Managed

The information below provides summary information regarding other accounts for which the portfolio manager was primarily responsible for the day-to-day management during the fiscal year ended December 31, 2013.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Mario J. Gabelli, CFA*	Registered Investment Companies:	26	$24.1B	8	$ 5.3B
	Other Pooled Investment Vehicles:	15	$555.2M	13	$547.2M
	Other Accounts:	1,694	$18.5B	21	$ 2.3B

*	For the Portfolio Manager, the above chart represents the portion of assets for which the Portfolio Manager has primary responsibility in the accounts indicated. Certain assets included under “Other Accounts” may be invested in Registered Investment Companies or Other Pooled Investment Vehicles primarily managed by the Portfolio Manager and therefore may be duplicated.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. Because the portfolio manager manages more than one account, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.

Selection of Broker/Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals), the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager. In Mr. Gabelli’s case, the Adviser’s compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

Compensation Structure

Mr. Gabelli receives incentive based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment advisory fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus, and no stock options.

Ownership of Shares in the Fund

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by the Fund’s portfolio manager:

Name	Dollar Range of Equity Securities Held in the Fund*
Mario J. Gabelli, CFA	A

*	Key to Dollar Ranges - Information as of December 31, 2013
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000

Sub-Administrator

The Adviser has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon, which is located at 301 Bellevue Parkway, Wilmington, DE 19809. Under the Sub-Administration Agreement, the Sub-Administrator: (a) assists in supervising all aspects of the Fund’s operations except those performed by the Adviser under its advisory agreement with the Company; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV of shares in the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Company Board meetings including the mailing of all Board materials, and collates the same materials into the Board books, and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund’s investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended (the “Code”), and the Fund’s investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion – 0.0275%; $10 billion to $15 billion – 0.0125%; over $15 billion – 0.01%. The Sub-Administrator’s fee is paid by the Adviser and will result in no additional expense to the Fund.

Counsel

Paul Hastings LLP, 75 East 55th Street, New York, New York, 10022, serves as the Fund’s legal counsel.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 5 Times Square, New York, New York 10036-6530, independent registered public accounting firm, has been selected to audit the Fund’s annual financial statements.

Custodian, Transfer Agent, and Dividend Disbursing Agent

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for the Fund’s cash and securities. Boston Financial Data Services, Inc. (“BFDS”), an affiliate of State Street located at The BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the shareholder services on behalf of State Street, and acts as the Fund’s transfer agent and dividend disbursing agent. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

Distributor

The Company has entered into a Distribution Agreement with G.distributors, LLC (“Distributor”), a Delaware limited liability company which is a wholly owned subsidiary of GBL having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares to separate accounts of the Insurance Companies.

The Distribution Agreement is terminable by the Distributor or the Company at any time without penalty on sixty days written notice, provided that termination by the Company must be directed or approved by the Board or by the vote of the holders of a majority of the outstanding securities of the Fund. The Distribution Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act. The Distribution Agreement provides that, unless terminated, it will remain in effect from year to year, so long as continuance of the Distribution Agreement is approved annually by the Company’s Board or by a majority of the outstanding voting securities of the Fund, and in either case, also by a majority of the Independent Directors.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to G.research, Inc. (“G.research”), a broker-dealer member of the Financial Industry Regulatory Authority, Inc. and an affiliate of the Adviser; and (2) pay commissions to brokers other than G.research, which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund or other investment funds managed by the Adviser and its affiliates by brokers, including G.research, as a factor in its selection of brokers or dealers for the Fund’s portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in OTC securities, but the prices of such securities usually may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: (i) information as to the availability of securities for purchase or sale; (ii) statistical or factual information or opinions pertaining to investments; (iii) wire services; and (iv) appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Fund effect securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser considers the level of services provided, and based on such determinations the Adviser did not allocate any brokerage commissions during the fiscal year ended December 31, 2013, to broker dealers who provided research services to the Adviser.

Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with G.research when it appears that, as an introducing broker or otherwise, G.research can obtain a price, execution, and commission, which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted procedures which provide that the commissions paid to G.research on brokerage transactions may not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or is what G.research charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Fund’s procedures contain requirements that the Board, including those Independent Directors, review such commissions and transactions quarterly and procedures at least annually to determine their continuing appropriateness. The Adviser is also required to furnish reports and maintain records in connection with the reviews.

To obtain the best execution of portfolio trades on the NYSE, G.research controls and monitors the execution of such transactions on the floor of the NYSE through independent “floor brokers” or the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of G.research, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to G.research. G.research may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, G.research may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund’s Board has expressly authorized G.research to effect such transactions; and (ii) G.research annually advises the Fund of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding the Fund’s payment of brokerage commissions for the fiscal years ended December 31 as indicated.

	Fiscal Year Ended December 31,	Commissions Paid
Total Brokerage Commissions	2011 2012 2013	$ $ $	32,191 19,849 26,265
Commissions paid to G.research	2011 2012 2013	$ $ $	25,814 18,477 21,992
% of Total Brokerage Commissions paid to G.research	2012 2013		93.08 83.73	% %
% of Total Transactions involving Commissions paid to G.research	2012 2013		83.42 70.01	% %

During 2013, the Distributor did not receive any compensation from the Fund.

During its fiscal year ended December 31, 2013, the Fund did not purchase or hold securities of its regular broker-dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents.

PURCHASE AND REDEMPTION OF SHARES

Fund shares are continuously offered to the Insurance Companies’ separate accounts at the NAV next determined after a proper purchase request has been received by the Insurance Companies. The Insurance Companies then offer to Contractowners units in separate accounts which directly correspond to shares in the Fund. The Insurance Companies submit purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions, and surrender or partial withdrawal requests which are furnished to the Insurance Companies by such Contractowners.

The prospectuses for the Insurance Companies’ variable annuity or variable life insurance policies describe the allocation, transfer, and withdrawal provisions of such annuity or policy.

DETERMINATION OF NET ASSET VALUE

For purposes of determining the Fund’s NAV, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the OTC market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such does not reflect fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the official closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value of American Depositary Receipt securities at the close of U.S. exchanges; and evaluation of any other information that could be indicative of the value of the security.

The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Company’s Board. Further information on fair valuation is provided in the Fund’s Prospectus under “Pricing of Fund Shares.”

NYSE Closings. The NAV of the Fund is calculated on each business day. A Business Day is any day the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is a summary of certain U.S. federal income tax considerations related to the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders and Contractowners are urged to consult their own tax adviser with respect to the specific federal, state, local, and foreign tax consequences of investing in the Fund. The summary is based on the current laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

All dividends and capital gains distributions paid by the Fund will be automatically reinvested, at NAV, by the Insurance Companies’ separate accounts in additional shares of the Fund. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis. Contractowners who own units in a separate account which correspond to shares in the Fund will be notified when distributions are made.

The Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Department regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts must qualify as a regulated investment companies and meet certain diversification and investor control requirements to preserve the tax deferral benefits provided by the variable contracts that are offered in connection with such separate accounts. The Adviser intends to diversify the Fund’s investments and to comply with applicable investor control rules in accordance with those requirements. The prospectuses for the Insurance Companies’ variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts.

To comply with these regulations, the Fund will be required to diversify its investments so that on the last day of each calendar quarter or within thirty days after the last day of such calendar quarter, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. Obligations of the U.S. Treasury and each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each separate account will “look through” its investment in qualifying regulated investment companies, partnerships, or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

The Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if the Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If the Fund should fail to comply with the investor control requirements, a Contractowner would be treated as the owner of the shares. If the Fund were not to comply with asset diversification or investor control requirements, or if the Fund were to lose its status as a regulated investment company, the contracts invested in the Fund would not be treated as annuity, endowment, or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders and would remain subject to taxation as ordinary income thereafter.

General

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in “qualified publicly traded partnerships,” i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income; and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local, or foreign income, franchise, or withholding tax liabilities.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that the Fund distributes to its shareholders at least the sum of (i) 90% of its “investment company taxable income,” i.e., income other than its net realized long term capital gain over its net realized short term capital loss, plus or minus certain adjustments, and (ii) 90% of its net tax exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November, or December of the year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Code, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a non-deductible 4% excise tax. To avoid this excise tax, the Fund must distribute during each calendar year an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period generally ending on October 31 of the calendar year, (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) all ordinary income and net capital gains for prior years that were not previously distributed and upon which no tax was imposed. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year end. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax. The Fund may be eligible for an exemption from the excise tax requirements.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long term capital gains, will be taxable to shareholders as ordinary income. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets, i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated in order to qualify as a regulated investment company in a subsequent year. Furthermore, if the Fund should fail to qualify as a regulated investment company or fail to comply with investor control requirements, the Fund would be considered as a single investment, which may result in contracts invested in the Fund not being treated as an annuity, endowment, or life insurance contracts under the Code. Likewise, if an investor fails to comply with the investor control requirements, such investor’s contract would not be treated as an annuity, endowment, or life insurance contract. If a Contractowner’s contracts were not treated as an annuity, endowment, or life insurance contracts, all income and gain inside such contracts would be taxed currently to the holder, and the contracts would remain subject to taxation as ordinary income thereafter, even if the Fund became adequately diversified.

Gains or losses on the sales of securities by the Fund will generally be long term capital gains or losses if the securities have been held by the Fund for more than one year, regardless of the length of time the Shareholder has held its shares of the Fund. Gains or losses on the sale of securities held by the Fund for one year or less will generally be short term capital gains or losses.

The Fund’s transactions in foreign currencies, forward contracts, options, futures contracts (including options and futures contracts on foreign currencies), short sales against the box, and warrants will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund, i.e., may affect whether gains or losses are ordinary or capital, accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of positions in its portfolio, i.e., treat them as if they were closed out at the end of each year and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will attempt to monitor its transactions, will attempt to make the appropriate tax elections, and will attempt to make the appropriate entries in its books and records when it engages in a short sale against the box or acquires any foreign currency, forward contract, option, futures contract, warrant, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October or ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Foreign Taxes

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Passive Foreign Investment Companies

If the Fund purchases shares in certain foreign investment entities, called passive foreign investment companies (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. In such a case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

The Foreign Account Tax Compliance Act (“FATCA”). A 30% withholding tax on the Fund’s distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of the Fund generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Withholding under FATCA is required: (i) with respect to certain distributions from the Fund beginning on July 1, 2014; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occur on or after January 1, 2017. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. A foreign shareholder may be exempt from the withholding tax described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government with respect to FATCA, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

Other Taxes

Dividends, distributions, and redemption proceeds may also be subject to additional state, local, and foreign taxes depending on each shareholder’s particular situation.

Certain tax benefits from the Fund’s portfolio, such as the dividends received deduction, may flow through to the Insurance Companies.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempt. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders and Contractowners are urged to consult their tax advisers regarding the federal, state, local, and foreign tax consequences of an investment in the Fund.

DESCRIPTION OF THE FUND’S SHARES

The Company has authorized capital stock consisting of one billion shares having a par value of one-tenth of one cent ($0.001) per share. Of these authorized shares, five hundred million are designated as shares of the Fund. The Board has authority to create additional series of funds without obtaining shareholder approval. The Company is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued, will be fully paid and nonassessable. Semiannual and annual reports which include a list of the Fund’s portfolio securities and its financial statements which shall be audited annually will be sent to all Contractowners.

Through its separate accounts, GIAC is the Fund’s majority shareholder of record; so, under the 1940 Act, GIAC is deemed to be in control of the Fund. Nevertheless, when a shareholders’ meeting occurs, GIAC solicits and accepts voting instructions from its Contractowners who have allocated or transferred monies for an investment in the Fund as of the record date of the meeting. GIAC then votes the Fund’s shares that are attributable to its Contractowners’ interests in the Fund in accordance with their instructions. GIAC will vote any shares that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectuses for its variable annuities and variable life insurance policies.

Each share of the Fund is entitled to one vote, and fractional shares are entitled to fractional votes. Fund shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the Directors.

FINANCIAL STATEMENTS

The Fund’s Financial Statements for the fiscal year ended December 31, 2013, including the Report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund’s Annual Report. The Fund’s Annual Report is available upon request and without charge by calling 800-GABELLI (800-422-3554). Ernst & Young LLP provides audit services, tax return preparation and assistance, and other assurance services in connection with certain SEC filings.

APPENDIX A

BOND AND PREFERRED STOCK RATINGS

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to very high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with little prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Unrated:	Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.
2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
3.	There is a lack of essential data pertaining to the issue or issuer.
4.	The issue was privately placed, in which case the rating is not published in Moody’s Investors Service, Inc.’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1

STANDARD & POOR’S RATINGS SERVICES (“S&P”)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C1:	The rating C1 is reserved for income bonds on which no interest is being paid.

D:	Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative

Minus (-)	standing within the major rating categories.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior capacity for repayment of short term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt, and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

A-2

APPENDIX B

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

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I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989, for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive Proxy Voting Guidelines originally published in 1988, and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Voting Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s board of directors and not contrary to the Proxy Voting Guidelines; (2) consistent with the recommendations of the issuer’s board of directors and is a non-controversial issue not covered by the Proxy Voting Guidelines; or (3) the vote is contrary to the recommendations of the issuer’s board of directors but is consistent with the Proxy Voting Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Voting Guidelines, as well as the recommendations of ISS, other third party services and the analysts of G.research, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its

Revised - February 12, 2008

vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Voting Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Voting Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting, and information on corporate governance issues.

Revised - February 12, 2008

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

•	Operations

•	Legal Department

•	Proxy Department

•	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third party services.

IV.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

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[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1. Custodian banks, outside brokerage firms, and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•	Shareholder Vote Authorization Forms (“VAFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested and arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO Asset Management, Inc. voted for the client on each issue

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5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.

•	A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes, i.e., determine if the votes have previously been cast, if the votes have been rescinded, etc.

Revised - February 12, 2008

•	A sample ERISA and Individual contract.

•	A sample of the annual authorization to vote proxies form.

•	A copy of our most recent Schedule 13D filing (if applicable).

Revised - February 12, 2008

Exhibit A

Proxy Voting Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

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BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

•	Paying greenmail

•	Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

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SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

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BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

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CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place, we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

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INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

•	Stock split

•	Stock option or other executive compensation plan

•	Finance growth of company/strengthen balance sheet

•	Aid in restructuring

•	Improve credit rating

•	Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Revised - February 12, 2008

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Revised - February 12, 2008

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Revised - February 12, 2008

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Revised - February 12, 2008

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Revised - February 12, 2008

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Revised - February 12, 2008

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

Revised - February 12, 2008

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Revised - February 12, 2008

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

Revised - February 12, 2008

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Revised - February 12, 2008

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Revised - February 12, 2008

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Revised - February 12, 2008

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Revised - February 12, 2008

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

Revised - February 12, 2008

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Revised - February 12, 2008

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Revised - February 12, 2008

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold, and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%

•	Kind of stock to be awarded, to whom, when, and how much

•	Method of payment

•	Amount of stock already authorized but not yet issued under existing stock option plans

Revised - February 12, 2008

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

Revised - February 12, 2008

GABELLI CAPITAL SERIES FUNDS, INC.

PART C

OTHER INFORMATION

Item 28.

(a)	Articles of Amendment and Restatement, dated April 21, 1995, are incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC via EDGAR on April 28, 1995 (Accession No. 0000899140-95-000063) (“Pre-Effective Amendment No. 2”).

(b)(1)	Amended and Restated By-Laws, dated April 21, 1995, are incorporated by reference to Pre-Effective Amendment No. 2.

(b)(2)	Amended and Restated By-Laws, dated August 19, 2009, are incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement as filed with the SEC via EDGAR on February 26, 2010 (Accession No. 0000950123-10-017801).

(c)	Not Applicable.

(d)(1)	Management Agreement between the Registrant and Guardian Investor Services Corporation, dated May 1, 1995, is incorporated by reference to Pre-Effective Amendment No. 2.

(d)(2)	Investment Advisory Agreement between the Registrant and Gabelli Funds, Inc., dated May 1, 1995, is incorporated by reference to Pre-Effective Amendment No. 2.

(d)(3)	Amendment No. 1 to the Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, dated February 17, 1999, is incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2000 (Accession No. 0000935069-00-000194).

(e)	Distribution Agreement between the Registrant and G.distributors, LLC, dated August 1, 2011, is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement as filed with the SEC via EDGAR on April 27, 2012 (Accession No. 0001193125-12-191678).

(f)	Not Applicable.

(g)	Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank & Trust Company (“State Street”), dated July 2, 2001, is incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2002 (Accession No. 0000935069-02-000384) (“Post-Effective Amendment No. 9”).

(h)(1)	Transfer Agency and Service Agreement between the Registrant and State Street, dated May 1, 1995, is incorporated by reference to Pre-Effective Amendment No. 2.

(h)(2)	Participation Agreement among the Registrant, Gabelli Funds, Inc., Gabelli & Company, Inc., The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services Corporation, dated May 1, 1995, is incorporated by reference to Pre-Effective Amendment No. 2.

(h)(3)	Participation Agreement among the Registrant, Gabelli & Company, Inc. and Allmerica Financial Life Insurance and Annuity Company, dated December 10, 2001, is incorporated by reference to Post-Effective Amendment No. 9.

(h)(4)	Participation Agreement among the Registrant, Gabelli & Company, Inc. and First Allmerica Financial Life Insurance Company, dated December 10, 2001, is incorporated by reference to Post-Effective Amendment No. 9.

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(i)	Consent of Paul Hastings LLP, Fund Counsel, is filed herewith.

(j)(1)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, is filed herewith.

(j)(2)	Powers of Attorney, dated February 26, 1997, for Mario J. Gabelli, Anthony J. Colavita, Arthur V. Ferrara, Anthony R. Pustorino, Werner J. Roeder and Anthonie C. van Ekris are incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement as filed with the SEC via EDGAR on April 30, 1997 (Accession No. 0000927405-97-000147).

(j)(3)	Certified Resolution of Board authorizing signature on behalf of Registrant pursuant to Power of Attorney is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the SEC via EDGAR on April 30, 1998 (Accession No. 0000927405-98-000142).

(k)	Not Applicable.

(l)	Purchase Agreement, dated April 26, 1995, between the Registrant and The Guardian Insurance & Annuity Company, Inc., is incorporated by reference to Pre-Effective Amendment No. 2.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Not Applicable.

(p)(1)	Revised Code of Ethics for Guardian Investor Services LLC, dated February 12, 2014, filed herewith.

(p)(2)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., G.research, Inc., G.distributors, LLC, Teton Advisors, Inc., Gabelli Fixed Income LLC, and Gabelli Securities, Inc., dated February 18, 2014, is filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item 30.	Indemnification

The response to this Item 30 is incorporated by reference to Pre-Effective Amendment No. 2.

Item 31.	Business and Other Connections of the Investment Adviser

Guardian Investor Services Corporation is the manager of the Registrant (the “Manager”). The information required by this Item 31 of directors, officers or partners of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Manager or such directors, officers or partners during the past two fiscal years, is incorporated by reference to Form ADV filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-9654).

Gabelli Funds, LLC (the “Adviser”) is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

2

Item 32.		Principal Underwriters

(a) G.distributors, LLC (“G.distributors”) currently acts as distributor for Gabelli 787 Fund, Inc., The Gabelli Asset Fund, Comstock Funds, Inc., The Gabelli Dividend Growth Fund, Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., Gabelli Gold Fund, Inc., The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers Fund, The Gabelli Money Market Funds, The Gabelli SRI Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value 25 Fund Inc. and The TETON Westwood Funds.

(b) The information required by this Item 32 with respect to each director, officer or partner of G.distributors is incorporated by reference to Schedule A of Form BD filed by G.distributors pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-68697).

(c) Not Applicable.

Item 33.		Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

	1.	Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

	2.	BNY Mellon Investment Servicing (US) Inc.
201 Washington Street
Boston, Massachusetts 02108

	3.	BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

	4.	State Street Bank and Trust Company
One Heritage Drive
North Quincy, Massachusetts 02171

	5.	Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, Massachusetts 02171

Item 34.		Management Services

Not Applicable.

Item 35.		Undertakings

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GABELLI CAPITAL SERIES FUNDS, INC., certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 26 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 26 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 30th day of April, 2014.

GABELLI CAPITAL SERIES FUNDS, INC.

By:	/s/ Bruce N. Alpert
Bruce N. Alpert
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 26 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date
Mario J. Gabelli*	Chairman of the Board and Chief Investment Officer	April 30, 2014
Mario J. Gabelli

/s/ Bruce N. Alpert	President (Principal Executive Officer)	April 30, 2014
Bruce N. Alpert

/s/ Agnes Mullady	Treasurer (Principal Financial and Accounting Officer)	April 30, 2014
Agnes Mullady

Anthony J. Colavita*	Director	April 30, 2014
Anthony J. Colavita

Arthur V. Ferrara*	Director	April 30, 2014
Arthur V. Ferrara

Anthony R. Pustorino*	Director	April 30, 2014
Anthony R. Pustorino

Werner J. Roeder*	Director	April 30, 2014
Werner J. Roeder

Anthonie C. van Ekris*	Director	April 30, 2014
Anthonie C. van Ekris

*By:	/s/ Bruce N. Alpert
Bruce N. Alpert
Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

28(i)	Consent of Paul Hastings LLP, Fund Counsel.

28(j)(1)	Consent of Ernst & Young, Independent Registered Public Accounting Firm.

28(p)(1)	Revised Code of Ethics for Guardian Investor Services LLC

28(p)(2)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., G.research, Inc., G.distributors, LLC, Teton Advisors, Inc., Gabelli Fixed Income LLC, and Gabelli Securities, Inc.